SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is July 27, 2018.

MFS® U.S. Government Money Market Fund

Effective August 1, 2018, all instances of the following paragraph are deleted in their entirety:
Effective at the close of business on February 27, 2009, the fund was closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; 3) purchases by MFS funds investing primarily in shares of other MFS funds; and 4) purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, and retirement plans other than traditional and Roth IRAs if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) or program on February 27, 2009.

1035460                                1                           MMM-SUP-I-072718

December 29, 2017
PROSPECTUS
MFS® U.S. Government Money Market Fund

The investment objective of the fund is to seek current income consistent with preservation of capital and liquidity.

TICKER SYMBOL
MCMXX

Table of contents
SUMMARY OF KEY INFORMATION	2
INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS	4
MANAGEMENT OF THE FUND	5
DESCRIPTION OF SHARES	6
HOW TO PURCHASE, REDEEM, AND EXCHANGE SHARES	6
OTHER INFORMATION	9
FINANCIAL HIGHLIGHTS	11

The U.S. Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

MMM-PRO-122917

MFS U.S. Government Money Market Fund

Summary of Key Information
Investment Objective
The fund's investment objective is to seek current income consistent with preservation of capital and liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below. Expenses have been adjusted to reflect the exclusion of a one-time reimbursement of expenses by the fund's custodian (or former custodian) for a billing error.
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.40%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.62%

MFS U.S. Government Money Market Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$63	$199	$346	$774

Investment Objective and Policy
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 99.5% of the fund's total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.  MFS normally invests at least 80% of the fund's net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.
In buying and selling investments for the fund, MFS follows U.S. Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 per share price, liquidity, and income.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
You could lose money by investing in the fund.  Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The principal risks of investing in the fund are:
Interest Rate Risk:  In general, the price of a money market instrument falls when interest rates rise and rises when interest rates fall.  A major or unexpected increase in interest rates could cause the fund's share price to decrease to below $1.00 per share.
Credit and Market Risk: The value of a money market instrument depends on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment.  The value of a money market instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Redemption Risk: Large or frequent redemptions could cause the fund's share price to decrease to below $1.00 per share.
Issuer Focus Risk:  If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund's performance could be more volatile than the performance of more diversified funds.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time.
Performance information prior to July 1, 2014, reflects time periods when the fund was not considered a U.S. Government money market fund and had different investment policies and strategies. The fund's investment policies and strategies changed effective July 1, 2014. The fund's past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Bar Chart.

The total return for the nine-month period ended September 30, 2017, was 0.13%. During the period(s) shown in the bar chart, the highest quarterly return was 1.27% (for the calendar quarter ended September 30, 2007) and the lowest quarterly return was 0.00% (for the calendar quarter ended September 30, 2016).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2016)

	1 YEAR	5 YEARS	10 YEARS
Fund Shares	0.07%	0.01%	0.74%

Investment Adviser
MFS serves as the investment adviser for the fund.

MFS U.S. Government Money Market Fund

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund's initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
MFS U.S. Government Money Market Fund	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Effective at the close of business on February 27, 2009, the fund was closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; 3) purchases by MFS funds investing primarily in shares of other MFS funds; and 4) purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, and retirement plans other than traditional and Roth IRAs if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) or program on February 27, 2009.
Taxes
If your shares are held in a taxable account, the fund's distributions will be taxed to you as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS' affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary's Web site for more information.
Investment Objective, Strategies, and Risks
Investment Objective
The fund's investment objective is to seek current income consistent with preservation of capital and liquidity. The fund's objective may be changed without shareholder approval.
Investment Objective and Policy
MFS normally invests at least 99.5% of the fund's total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.  MFS normally invests at least 80% of the fund's net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.
In buying and selling investments for the fund, MFS follows U.S. Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 per share price, liquidity, and income.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Investment Types
The principal investment types in which the fund may invest are:
U.S. Government Money Market Instruments:  U.S. Government money market instruments are short-term instruments issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity that pay a fixed, variable, or floating interest rate. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of asset-backed securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.
Repurchase Agreements:  Repurchase agreements are agreements to buy a security from a third party at one price, with simultaneous agreements to sell it back to the third party at an agreed-upon price.
Principal Risks
The fund's yield will change daily based on changes in interest rates and other market, economic, industry, political, regulatory, geopolitical, and other conditions. You could lose money by investing in the fund.  Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The principal risks of investing in the fund are:
Interest Rate Risk:  In general, the price of a money market instrument falls when interest rates rise and rises when interest rates fall.  A major or unexpected increase in interest rates could cause the fund's share price to decrease to below $1.00 per share.

MFS U.S. Government Money Market Fund

Credit and Market Risk: The value of a money market instrument depends on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment.  The value of a money market instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Redemption Risk: Large or frequent redemptions could cause the fund's share price to decrease to below $1.00 per share.
Issuer Focus Risk:  If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund's performance will be affected by economic, industry, political, regulatory, geopolitical, and other conditions that impact that one issuer or issuers, and could be more volatile than the performance of more diversified funds.
Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment.  At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.  The prices of illiquid securities may be more volatile than more liquid investments.
Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Other Investment Strategies and Risks
Temporary Defensive Strategy:  In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund's performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Further Information on Investment Strategies, Types, and Risks:  Information about investment strategies and investment types not described in the prospectus and the risks associated with those investment strategies and investment types are described in the fund's Statement of Additional Information (SAI).
Management of the Fund
Investment Adviser
MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as the investment adviser for the fund.  Subject to the supervision of the fund's Board of Trustees, MFS is responsible for managing the fund's investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.
For the fiscal year ended August 31, 2017, the fund paid MFS an effective management fee equal to 0.28% of the fund's average daily net assets.
The management fee set forth in the Investment Advisory Agreement is 0.40% of the fund's average daily net assets annually of the first $1 billion and 0.35% of the fund's average daily net assets annually in excess of $1 billion.
MFS has voluntarily agreed to waive all or a portion of the management fee of the fund and bear some or all of the fund's expenses to avoid a negative yield for the fund. MFS may terminate this voluntary waiver at any time.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the fiscal year ended August 31, 2017, this management fee reduction amounted to less than 0.01% of the fund's average daily net assets.
A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the fund's annual report for the one-year period ended August 31, 2017.
MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $486 billion as of November 30, 2017.
Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.
The following information is generally available to you on the MFS website at mfs.com/openendfunds by choosing the fund's name:
Information	Approximate Date of Posting To Web Site
Fund's top 10 holdings as of each month's end	11 days after month end
Fund's full holdings as of each month's end (under "Monthly Portfolio Holding Reports")	5 business days after month end
Fund's full holdings as of each month's end (under "Full and Historical Holdings")	19 days after month end

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

MFS U.S. Government Money Market Fund

Administrator
MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.
Distributor
MFS Fund Distributors, Inc. ("MFD"), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund.
Shareholder Servicing Agent
MFS Service Center, Inc. (''MFSC''), a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and its out-of-pocket expenses.
Description of Shares
Shares of the fund may be purchased and redeemed at net asset value, normally $1.00 per share. Shares of the fund are not subject to a sales charge. If you exchange Class A shares of another MFS fund that are subject to a CDSC into the fund, you will pay the CDSC, if applicable, upon redemption of such shares from the fund.
You may automatically reinvest dividend and capital gain distributions into Class A shares of another MFS fund without paying a CDSC or an initial sales charge.
Effective at the close of business on February 27, 2009, the fund was closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; 3) purchases by MFS funds investing primarily in shares of other MFS funds; and 4) purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, and retirement plans other than traditional and Roth IRAs if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) or program on February 27, 2009.
Financial Intermediary Compensation
The term "financial intermediary" refers to any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institution having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.
Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of shareholder servicing payments paid by an affiliate of MFD based on the receipt of such payments by MFD or its affiliates from each fund, and (ii) in the form of payments paid by MFD from MFD's own additional resources.
In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or transaction processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.
These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (U.S. Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.
The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.
You can find further details in the SAI about the payments made by MFD and its affiliates and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and its affiliates and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.
How To Purchase, Redeem, and Exchange Shares
You may purchase, redeem, and exchange shares of the fund in the manner described below. The fund is generally only available to U.S. residents with a valid U.S. tax identification number (and to certain other qualified investors). If you buy or sell shares of a fund through a retirement account, Section 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies, and fees may differ from those discussed in this prospectus. Investment minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have additional minimums.
How to Purchase Shares
Your shares will be bought at the net asset value per share next calculated after your purchase order is received in proper form.

MFS U.S. Government Money Market Fund

Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration.  You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.
The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.
Effective at the close of business on February 27, 2009, the fund was closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; 3) purchases by MFS funds investing primarily in shares of other MFS funds; and 4) purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, and retirement plans other than traditional and Roth IRAs if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) or program on February 27, 2009.
You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.
Additional Purchases
You may purchase additional shares through your financial intermediary or MFSC.
Additional Purchases Directly Through MFSC.
•	Mail. You may purchase additional shares by mailing a check with your investment instructions to MFSC.
•
Telephone.  You may purchase additional shares by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.  Purchases via telephone are not available for certain types of accounts.

•
Internet.  You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Purchases via the Internet are not available for certain types of accounts.

•	Wire. To purchase additional shares by wire, call MFSC for instructions.
•
Automatic Investment Plan.  You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

Additional Purchases Through Your Financial Intermediary.  You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.
How to Redeem Shares
Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees.  Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.
The fund typically pays out your redemption proceeds, after your request is received in proper form, by the end of the next business day for payment by wire and payment processed through DTCC's Defined Contribution Clearance & Settlement System or Fund/SERV system (financial intermediaries can choose to have payments processed through the Fund/SERV system by the end of the second business day instead of the next business day), and by the end of the second business day for payment by check and Automated Clearing House.  However, the fund may delay processing your redemption request for up to seven days.  Under unusual circumstances, such as when the NYSE is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.
The fund typically expects to meet redemption requests by holding cash and/or cash equivalents, selling investments, and using overdraft provisions or lines of credit.  The fund may also meet redemption requests by redeeming shares in kind for large redemptions or during stressed market conditions.  If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, and if MFS determines it to be feasible and appropriate, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind).  In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.
You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.
Redeeming Directly Through MFSC.

MFS U.S. Government Money Market Fund

•
Mail.  To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

•
Telephone.  If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for certain types of accounts.

•
Internet.  If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at mfs.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a password on MFS Access to use this service. Redemptions via the Internet are not available for certain types of accounts.

•
Systematic Withdrawal Plan.  If you have a balance of at least $5,000 in your account in the fund, you may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of such classes. The Fund may terminate any Systematic Withdrawal Plan for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a Systematic Withdrawal Plan).  Please contact MFSC or your financial intermediary for details.

•
Checkwriting.  You may redeem your fund shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting is not available for all accounts.

Redeeming Through Your Financial Intermediary.  You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.
Signature Guarantee/Additional Documentation.  If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.
Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.
Involuntary Redemptions.  Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your fund without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.  Any applicable CDSC will be waived for shares redeemed due to the small size of a shareholder's account.
In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.
How to Exchange Shares
An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.
Exchange Privilege.  You can exchange your shares out of the fund into Class A, Class C, or Class I shares of any other MFS fund at their respective net asset values. If you exchange your shares out of the fund into Class A shares of any other MFS fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the initial sales charge if:
•	the shares exchanged from the fund were acquired by an exchange from any other MFS fund;
•	the shares exchanged from the fund were acquired by automatic investment of distributions from any other MFS fund; or
•	the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS fund into which the exchange is being made.
Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.
Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds' policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.
The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be

MFS U.S. Government Money Market Fund

more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.
Automatic Exchange Plan.  If you have a balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for Class A or Class I shares of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the fund into shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.
Other Considerations
Frequent Trading
General Purchase and Exchange Limitation Policy.  The fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order. MFS anticipates that shareholders will purchase and sell shares of the fund frequently because the fund is intended to serve as a liquid cash investment. As a result, the Board of Trustees of the fund has not adopted policies and procedures designed to discourage frequent fund share transactions.
Frequent Trading Risks.  To the extent that there are large or frequent purchases and /or redemptions in the fund, these purchases and/or redemptions can interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.
Unauthorized Transactions.  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.
Ability to contact MFSC.  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters, during periods of significant/major political, social, or economic instability, or in the event of a cybersecurity incident).
Reservation of Other Rights.  In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.
Anti-Money Laundering Restrictions.  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity.  The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.
Confirmations in Quarterly Statements.  Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.
Other Information
Valuation
The price of the fund's shares is based on its net asset value. The net asset value of the fund's shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to the fund by the number of shares outstanding for that fund. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets will likely change when you will not be able to purchase or redeem shares of the fund.
To determine net asset value, the fund's investments are generally valued at amortized cost, although in some circumstances the fund's investments may be valued using available market quotations.
Distributions
The fund intends to declare a dividend daily and to pay any dividends to shareholders at least monthly.
Any capital gains are distributed at least annually.
Distribution Options
The following distribution options are generally available:
•	Dividend and capital gain distributions automatically reinvested in additional shares (this option will be assigned if no other option is specified);
•	Dividend distributions in cash; capital gain distributions automatically reinvested in additional shares;
•	Dividend and capital gain distributions in cash; or
•	Dividend and capital gain distributions automatically reinvested into the Class A, Class C, or Class I of another MFS Fund if they satisfy eligibility requirements for the class, if any.
Not all options are available for every class or every account.
The distribution option for accounts with dividend distributions of less than $10 generally will be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order

MFS U.S. Government Money Market Fund

to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.
Tax Considerations
The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. This discussion does not apply to shares of the fund held through tax-advantaged retirement plans or by shareholders that are not "U.S. persons" under the Internal Revenue Code of 1986, as amended.
The fund expects to distribute substantially all of its income and gains annually. The fund expects that substantially all its distributions will consist of investment income. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.
Distributions designated as capital gain dividends are taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.
Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.
A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund (other than exempt-interest dividends, if any) to, and net gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of the fund by, certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.
The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial intermediary to obtain information about available cost basis methods and cost basis elections for your account.
The fund's investments in foreign securities may be subject to foreign withholding or other taxes, which will decrease the fund's return on those securities; you generally are not expected to be eligible to claim a credit (or a deduction) for such amounts on your federal income tax return.
Information about the Summary Prospectus, Prospectus, and SAI
The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund.  The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise.  The summary prospectus, prospectus, and SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Provision of Financial Reports and Summary Prospectuses
The fund produces financial reports every six months and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one paper copy of the fund's annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and summary prospectuses be sent personally to that shareholder.
Additional Information on Fees and Expenses and Performance
Fees and Expenses
The annual fund operating expenses shown in "Fees and Expenses" are based on expenses reported during the fund's most recently completed fiscal year expressed as a percentage of the fund's average net assets during the period. Expenses have been adjusted to reflect the exclusion of a one-time reimbursement of expenses by the fund's custodian (or former custodian) for a billing error. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses as a percentage of the fund's assets increase as the fund's assets decrease. Annual fund operating expenses will likely vary from year to year.
Performance Information
All performance information shown in the "Bar Chart" and the "Performance Table" reflects any applicable fee reductions and waivers and expense reimbursements in effect during the periods shown; without these, the performance would have been lower.
From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS U.S. Government Money Market Fund

Financial Highlights
The financial highlights are intended to help you understand a fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, is included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The fund's independent registered public accounting firm is Deloitte & Touche LLP.
	Year ended
	8/31/17		8/31/16		8/31/15		8/31/14		8/31/13

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	0.00	(c)(w)	0.00		0.00		0.00		0.00
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00)	(w)	(0.00)	(w)	0.00	(w)	–
Total from investment operations	$0.00	(w)	$(0.00)	(w)	$(0.00)	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00)	(w)	$–		$–		$–		$–
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.17	(c)	0.00	(w)	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	(c)	0.61		0.62		0.62		0.65
Expenses after expense reductions (f)	0.43	(c)	0.23		0.07		0.10		0.16
Net investment income (loss)	0.17	(c)	0.00		0.00		0.00		0.00
Net assets at end of period (000 omitted)	$307,591		$320,847		$371,489		$378,245		$404,117

(c)						Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)						Per share data is based on average shares outstanding.
(f)						Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)						Certain expenses have been reduced without which performance would have been lower.
(t)						Total returns do not include any applicable sales charges.
(w)						Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

MFS U.S. Government Money Market Fund

MFS U.S. Government Money Market Fund
Shareholder Communications with the Board of Trustees. Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention:  Frank Tarantino, Independent Senior Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate, and (iii) identify the class and number of shares held by the shareholder.
If you want more information about MFS U.S. Government Money Market Fund, the following documents are available free upon request:
Annual/Semiannual Reports. These reports contain information about the fund's actual investments.
Statement of Additional Information (SAI). The SAI, dated December 29, 2017, as may be amended or supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.
You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:
Internet: mfs.com
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824
Telephone: 1-800-225-2606
Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:
U.S. Securities and Exchange Commission
Public Reference Room
Washington, DC 20549-1502
Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room at the above address.
The fund's Investment Company Act file number is 811-2594.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o DST Asset Manager Solutions, Inc.
30 Dan Road
Canton, MA 02021-2809